UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event) reported: January 31, 2013 (January 25, 2013)

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane Suite 475

Houston, Texas 77079

(Address of principal executive offices, including zip code)

voice: (713) 353-9400	fax: (713) 353-9421

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2013, our Board of Directors approved an increase in the size of our Board of Directors from six persons to seven persons and elected Ian Norbury, age 61, to serve as a member of our Board of Directors effective January 25, 2013.  Mr. Norbury also will serve on the Government Relations Committee and Nominating and Corporate Governance Committee.  Mr. Norbury is a Director of Hannon Westwood, a United Kingdom firm providing consultancy services for the oil and gas industry.  Prior to joining Hannon Westwood in 2003, Mr. Norbury was an independent consultant advising clients on United Kingdom North Sea and international upstream exploration and production business strategies, business development, acquisitions and disposals, and prior to that, held various positions with Amoco Norway, Conoco and Amerada Hess International, most recently as Executive Manager Exploration for Amerada Hess International with responsibility for worldwide exploration, including West and North Africa.

Mr. Norbury has been awarded options to purchase 60,000 shares of our common stock.  The option grant was effective on January 25, 2013, the date Mr. Norbury’s appointment to our Board of Directors was effective, and was made pursuant to our 2010 Equity Incentive Plan, as amended (the “Plan”).  The options have an exercise price of $0.57 per share, which was the closing price of our common stock on January 25, 2013, the effective date of the grant.  The options will vest 50% on January 25, 2014, which is the first anniversary of the grant date, and vest the remaining 50% on January 25, 2015, the second anniversary of the grant date.  The options will have a 5-year term.  The Plan was filed as Exhibit 10.17 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, which we filed with the Securities Exchange Commission on September 13, 2012 (the “Annual Report”).  Mr. Norbury’s option grant was made pursuant to a Non-Qualified Stock Option Agreement between us and Mr. Norbury, the form of which was filed as Exhibit 10.19 to the Annual Report and is incorporated herein by reference.

In addition to the grant of the option to purchase 60,000 shares of our common stock, Mr. Norbury will receive cash compensation of (i) $11,000 per quarter for services as a director; (ii) $2,500 per quarter for service as a member of the Government Relations Committee; and (iii) $1,500 per quarter for service as a member of the Nominating and Corporate Governance Committee.

Item 7.01      Regulation FD Disclosure.

On January 31, 2013, we issued a press release entitled “Hyperdynamics Announces Election of Ian Norbury as Director”.  The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed”  for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01              Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated January 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	January 31, 2013	By:	/s/ Paul C. Reinbolt
		Name:	Paul C. Reinbolt
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated January 31, 2013